U.S. SECURITIES AND EXCHANGE
                             COMMISSION WASHINGTON,
                                   D.C. 20549

                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): September 30, 2003

                              EAGLE BROADBAND, INC.
                             ----------------------

               (Exact Name of Registrant as Specified in Charter)

                                      TEXAS
                                   ----------
                         (State or Other Jurisdiction of
                         Incorporation or Organization)

         0-20011                                        76-0494995
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 (Commission File Number)                  (I.R.S. Employer Identification No.)

                 101 COURAGEOUS DRIVE, LEAGUE CITY, TEXAS 77573
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           (Address of principal executive offices including zip code)

                                 (281) 538-6000
                             --------------------
              (Registrant's telephone number, including area code)
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ITEM 5. REGULATION FD DISCLOSURE

Eagle Broadband, Inc., over the last few years has repurchased 2,945,300 shares of common stock on the open market in order to eventually furnish additional funding for its Stock Incentive and Compensation Plans. All of these repurchased shares have been retired and Form S-8 filed this date will serve to issue 2,945,300 new shares for placement into the "2003 Stock Incentive and Compensation Plan" as a component of the new restructuring plan.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              EAGLE BROADBAND, INC.


                              /s/H. Dean Cubley
                                --------------------
                               Dr. H. Dean Cubley
                               Chairman and CEO

DATE:  September 30, 2003